EXHIBIT 99.1

Yellowstone Acquisition Company Announces Additional $45 Million Common Stock PIPE Subscription for Sky Harbour Group Business Combination Bringing Total to $100 Million

--Sky Harbour Group LLC Agrees to Waive Minimum Financing Condition to Complete Business Combination

December 22, 2021 11:07 PM Eastern Standard Time

OMAHA, Neb.--(BUSINESS WIRE)--Yellowstone Acquisition Company (the “Company” or “Yellowstone”) (NASDAQ:YSAC, YSACU, YSACW), a special purpose acquisition company, announced today that Boston Omaha Corporation, through its subsidiary BOC YAC, LLC, has agreed to provide $45 million of PIPE financing in connection with the closing of the potential business combination with Sky Harbour LLC (“Sky”), in addition to the $55 million Series B investment that will convert to Class A common stock upon completion of the business combination. Boston Omaha is committing $100 million in total to Sky for the acceleration of Sky’s business plan. The PIPE Financing will be provided through the purchase of Yellowstone Class A common stock at a price of $10.00 per share immediately prior to the closing of the business combination. BOC YAC, LLC has executed a PIPE Subscription Agreement to provide the additional $45 million in equity financing. In consideration of the investment, Sky has agreed to waive the $150 million minimum financing condition (as described below) which required that the Company deliver cash proceeds of at least $150 million (after payment of certain expenses) to Sky as a condition precedent to consummating the business combination.

The Equity Purchase Agreement the parties entered into on August 1, 2021 required that Boston Omaha provide to Sky a backstop (consisting of securities and/or cash) through the purchase of additional shares of YAC Class A common stock, at a price of $10.00 per share immediately prior to the consummation of the business combination if needed, as described below (the “Back-Stop Financing”) in the event that (i) the amount of cash available in the Trust Account immediately prior to closing after deducting only the amounts payable to holders who have validly redeemed their Class A Common Stock plus (ii) the BOC YAC previous investment of $55 million, and (iii) any additional financing amounts (including through a Subsequent PIPE) actually received prior to or substantially concurrently with the closing is less than $150 million (the “Minimum Available Buyer Financing Amount”), Yellowstone and Sky have agreed that the funding of the BOC PIPE will be in lieu of, and will satisfy, Boston Omaha’s obligation to provide the Backstop Financing. The sum of (i), (ii) and (iii) in the preceding sentence, plus the amount of Back-Stop Financing actually funded, if any, is referred to as the “Available Buyer Financing.” The Back-Stop Financing was to be funded in an amount not to exceed $45 million which would be sufficient to cause the Available Buyer Financing to equal the Minimum Available Buyer Financing Amount. Instead, the BOC PIPE will be funded in accordance with the terms of the BOC PIPE Subscription Agreement.

About Sky Harbour LLC

Sky Harbour LLC is an aviation infrastructure company building the first nationwide network of Home-Basing solutions for business aircraft. The Company develops, leases and manages business aviation hangars across the United States based on its proprietary targeting and acquisition model, targeting airfields with significant hangar supply and demand imbalances in the largest US markets. Sky’s hangar campuses feature exclusive private hangars and a full suite of dedicated services specifically designed for home-based aircraft. Benefits of the Sky Harbour Home-Basing model include security, efficiency of flight and maintenance operations, and enhanced safety and complete privacy. Sky Harbour LLC is incorporated in Delaware and headquartered at Westchester County Airport, New York.

About Yellowstone Acquisition Company

Yellowstone Acquisition Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In October 2020, Yellowstone Acquisition Company consummated a $136 million initial public offering (the “IPO”) of 13,598,898 units (including the underwriters’ exercise of a majority of its over-allotment option), each unit consisting of one of the Company’s Class A ordinary shares and one-half warrant, each whole warrant enabling the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share. Yellowstone’s securities are quoted on the Nasdaq stock exchange under the ticker symbols YSAC, YSACU and YSACW.

Additional Information on the Proposed Business Combination

Yellowstone has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed business combination, Yellowstone will mail the definitive proxy statement and other relevant documents to its stockholders. This communication does not contain all the information that should be considered concerning the business combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed business combination. Yellowstone’s stockholders and other interested persons are advised to read the preliminary proxy statement, any amendments thereto, and the definitive proxy statement in connection with Yellowstone’s solicitation of proxies for the special meeting to be held to approve the business combination as these materials will contain important information about SKY and Yellowstone and the proposed the business combination. The definitive proxy statement will be mailed to the stockholders of Yellowstone as of a record date to be established for voting on the business combination. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

Yellowstone, BOC Yellowstone, LLC (the sponsor of the Yellowstone initial public offering) and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Yellowstone’s stockholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of Yellowstone’s directors and officers in Yellowstone’s filings with the SEC, including Yellowstone’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 12, 2021, as amended on May 24, 2021 and such information and names of SKY’s directors and executive officers in the preliminary proxy statement, as amended and in the definitive proxy statement when filed for the business combination. Stockholders can obtain copies of Yellowstone’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

SKY and its managers and executive officers may also be deemed to be participants in the solicitation of proxies from Yellowstone’s stockholders in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be included in the proxy statement for the business combination when available.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact contained in this communication including, without limitation, statements regarding Yellowstone’s or SKY’s financial position, business strategy and the plans and objectives of management for future operations; anticipated financial impacts of the business combination; the satisfaction of the closing conditions to the business combination; and the timing of the completion of the business combination, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Yellowstone’s and SKY’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Equity Purchase Agreement or could otherwise cause the business combination to fail to close; (ii) the outcome of any legal proceedings that may be instituted against Yellowstone and SKY following the execution of the Equity Purchase Agreement and the business combination; (iii) any inability to complete the business combination, including due to failure to obtain approval of the stockholders of Yellowstone or other conditions to closing in the Equity Purchase Agreement; (iv) the inability to maintain the listing of the shares of common stock of the post-acquisition company on The Nasdaq Stock Market following the business combination; (v) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (vi) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (vii) costs related to the business combination; (viii) changes in applicable laws or regulations; (ix) the possibility that SKY or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (x) other risks and uncertainties indicated in the proxy statement, including those under the section entitled “Risk Factors”, and in Yellowstone’s other filings with the SEC.

Yellowstone cautions that the foregoing list of factors is not exclusive. Yellowstone cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of Yellowstone’s Annual Report on Form 10-K filed with the SEC as well as the risk factors set forth in the preliminary proxy statement, as amended, as filed with the SEC. Yellowstone’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, Yellowstone disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Contacts

Investor Contact:
Catherine Vaughan
contact@yellowstoneac.com